AMENDMENT NO. 5

TO THE

SECOND AMENDED AND RESTATED SERVICE PLAN

(REIMBURSEMENT)

The Second Amended and Restated Service Plan (Reimbursement) (the "Plan"), dated as of July 1, 2022, as subsequently amended, is hereby amended, as of June 16, 2025, as follows:

WHEREAS, the parties desire to amend the Plan to change the name of Invesco Oppenheimer International Growth Fund to Invesco International Growth Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds), effective August 22, 2025.

NOW THEREFORE, Schedule A to the Plan is deleted in its entirety and replaced with the following:

SCHEDULE A TO
THE

SECOND AMENDED AND RESTATED SERVICE
PLAN (REIMBURSEMENT)

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Discovery Fund	Class A	None	0.25%	0.25%
Invesco Discovery Large Cap Fund	Class A	None	0.25%	0.25%
Invesco Senior Floating Rate Fund	Class A	None	0.25%	0.25%
Invesco Short Term Municipal Fund	Class A	None	0.25%	0.25%

AIM Equity Funds (Invesco Equity Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Main Street All Cap Fund	Class A	None	0.25%	0.25%
Invesco Main Street Fund	Class A	None	0.25%	0.25%

AIM Growth Series (Invesco Growth Series)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Active Allocation Fund	Class A	None	0.25%	0.25%
Invesco International Diversified Fund	Class A	None	0.25%	0.25%
Invesco Main Street Small Cap Fund	Class A	None	0.25%	0.25%
Invesco Main Street Mid Cap Fund	Class A	None	0.25%	0.25%
Invesco Select Risk: Conservative Investor Fund	Class A	None	0.25%	0.25%
Invesco Select Risk: High Growth Investor Fund	Class A	None	0.25%	0.25%
Invesco Select Risk: Moderate Investor Fund	Class A	None	0.25%	0.25%

AIM International Mutual Funds (Invesco International Mutual Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Advantage International Fund	Class A	None	0.25%	0.25%
Invesco Global Focus Fund	Class A	None	0.25%	0.25%
Invesco Global Fund	Class A	None	0.25%	0.25%
Invesco Global Opportunities Fund	Class A	None	0.25%	0.25%
Invesco International Growth Fund	Class A	None	0.25%	0.25%
Invesco International Small-Mid Company Fund	Class A	None	0.25%	0.25%

AIM Investment Funds (Invesco Investment Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Core Bond Fund	Class A	None	0.25%	0.25%
Invesco Developing Markets Fund	Class A	None	0.25%	0.25%
Invesco Discovery Mid Cap Growth Fund	Class A	None	0.25%	0.25%
Invesco Emerging Markets Local Debt Fund	Class A	None	0.25%	0.25%
Invesco Global Strategic Income Fund	Class A	None	0.25%	0.25%
Invesco International Bond Fund	Class A	None	0.25%	0.25%

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Government Money Market Fund	Class A	None	0.20%	0.20%

AIM Sector Funds (Invesco Sector Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco Comstock Select Fund	Class A	None	0.25%	0.25%
Invesco Gold & Special Minerals Fund	Class A	None	0.25%	0.25%

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Portfolio	Share Class	Maximum Distribution Amount	Maximum Shareholder Services Amount	Maximum Aggregate Reimbursable Amount
Invesco AMT-Free Municipal Income Fund	Class A	None	0.25%	0.25%
Invesco California Municipal Fund	Class A	None	0.25%	0.25%
Invesco Environmental Focus Municipal Fund	Class A	None	0.25%	0.25%
Invesco Limited Term California Municipal Fund	Class A	None	0.25%	0.25%
Invesco New Jersey Municipal Fund	Class A	None	0.25%	0.25%
Invesco Pennsylvania Municipal Fund	Class A	None	0.25%	0.25%
Invesco Rochester AMT-Free New York Municipal Fund	Class A	None	0.25%	0.25%
Invesco Rochester Limited Term New York Municipal Fund	Class A	None	0.25%	0.25%
Invesco Rochester Municipal Opportunities Fund	Class A	None	0.25%	0.25%
Invesco Rochester New York Municipals Fund	Class A	None	0.25%	0.25%